UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2007 (May 3, 2007)

PLAINS EXPLORATION & PRODUCTION COMPANY
(Exact name of registrant as specified in charter)

Delaware	33-0430755
(State of Incorporation)	(I.R.S. Employer Identification No.)
001-31470
(Commission File No.)

700 Milam, Suite 3100
Houston, Texas 77002
(Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code: (713) 579-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2007, the stockholders of Plains Exploration & Production Company (“PXP”) approved certain proposed amendments to PXP’s 2004 Stock Incentive Plan (“the Plan”), including an increase in the number of common shares that may be granted under the Plan from 5 million to 8.4 million.

The foregoing description of the amendments to the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(c) Exhibit 10.1	Amended and Restated Plains Exploration & Production Company 2004 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS EXPLORATION & PRODUCTION COMPANY

Date: May 7, 2007	/s/ Cynthia A. Feeback
Cynthia A. Feeback
Vice President—Accounting, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit 10.1	Amended and Restated Plains Exploration & Production Company 2004 Stock Incentive Plan.